                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   June 18, 1997
                                                          -------------


                        Bio-Imaging Technologies, Inc.
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                         1-11182                11-2872047
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 (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
        of Incorporation)                                   Identification No.)



830 Bear Tavern Road, West Trenton, New Jersey                   08628-1020
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(Address of Principal Executive Offices)                         (Zip Code)


                                (609) 883-2000
                   ----------------------------------------
             (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5.        OTHER EVENTS.

     On June 18, 1997, GKN Securities Corp. ("GKN") and certain of its designees (the "Exercising Securityholders") exercised outstanding underwriter's purchase options (the "UPOs") to purchase 630,000 shares (the "Shares") of Common Stock of Bio-Imaging Technologies, Inc. The following table sets forth the number of Shares underlying the Exercising Securityholders' UPOs:



                     Name of                 Number of Shares
                Exercising Securityholder   Underlying the UPOs
               ---------------------------  -------------------


               GKN Securities Corp.               206,500
               David Nussbaum                     140,000
               Roger Gladstone                    140,000
               Robert Gladstone                   140,000
               Andrea Goldman                       3,500

Pursuant to instructions from such Exercising Securityholders, all of the Shares were issued to GKN. Giving effect to certain anti-dilution provisions of the UPOs, the Exercising Securityholders exercised each UPO at the current exercise price of $1.00 per share, representing aggregate gross proceeds from such exercise of $630,000. The UPOs were granted in June 1992 in connection with the Company's public offering of 1,000,000 units at $5.00 per unit, each unit consisting of one share of Common Stock and one Class G Warrant to purchase one share of Common Stock. GKN acted as the underwriter of such public offering.
The Class G Warrants issuable upon the exercise of the UPOs expired unexercised in June 1996.

     The Company will not receive any of the proceeds from any sales of the Shares by GKN. The Company has registered the Shares on a Registration Statement on Form S-3 (the "Form S-3") pursuant to the Securities Act of 1933, as amended, in accordance with its obligations under a registration rights agreement with the Exercising Securityholders. The Form S-3 was filed with the Securities and Exchange Commission on April 18, 1997.


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                                 SIGNATURES
                                 ----------



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Bio-Imaging Technologies, Inc.



                                      By: /s/ Donald W. Lohin
                                          -------------------
                                          Donald W. Lohin, Chairman of the
                                          Board, President and Chief Executive
                                          Officer (Principal Executive Officer)



                                      By: /s/Robert J. Phillips
                                          ---------------------
                                          Robert J. Phillips, Vice President
                                          and Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)


Date:  July 2, 1997